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                                                                    EXHIBIT 10.1

                              EUROBANCSHARES, INC.
                                STOCK OPTION PLAN

                           ADOPTED AS OF MAY 22, 2002

                            SCOPE AND PURPOSE OF PLAN

      This EuroBancshares, Inc. Stock Option Plan is intended to promote the best interests of the EuroBancshares, Inc. (the "Company"), Eurobank (the "Bank") and their respective shareholders, by (i) enabling the Company and the Bank to attract and retain the best available individuals for positions of substantial responsibility; (ii) providing additional incentive to such persons by affording them an equity participation in the Company; (iii) rewarding those directors, executive officers and employees for their contributions to the Company and the Bank; and (iv) promoting the success of the Company's business by aligning the financial interests of directors, executive officers and employees providing personal services to the Company and the Bank with long-term shareholder value.

PARAGRAPH 1. DEFINITIONS.

      1.1. "ACT" shall mean the Securities Exchange Act of 1934, as amended or any similar or superseding statute or statutes.

      1.2. "ADOPTION DATE" shall mean the date that the Plan is adopted by the Board of Directors to be effective.

      1.3. "AFFILIATES" shall mean: (a) any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if each of the corporations, other than the Company, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; and (b) any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company, if each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, and shall include the Bank.

      1.4. "AGREEMENT" shall mean the written agreement between the Company and an Optionee evidencing the Option granted by the Company.

      1.5. "BANK" shall mean Eurobank, a commercial bank organized under the laws of the Commonwealth of Puerto Rico.

      1.6. "BENEFICIARY" shall mean the person or persons the Optionee designates to receive his benefits under his Agreement(s) upon the death of the Optionee. Each Optionee shall

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have the right to designate a Beneficiary on the form supplied to him by the
Committee. The last such designation form received by the Committee shall be controlling, and no designation, or change or revocation of a designation shall be effective, unless received by the Committee prior to the Optionee's death.
If: (i) no Beneficiary designation is in effect at the time of the Optionee's death; (ii) if no Beneficiary survives the Optionee; or (iii) the otherwise applicable Beneficiary designation conflicts with applicable law, the Optionee's estate shall be the Beneficiary.

      1.7. "BOARD OF DIRECTORS" shall mean the board of directors of the Company.

      1.8.  "CAUSE" shall mean the occurrence of any of the following events:

            (a) The determination by the Board of Directors in the exercise of its reasonable judgment, after consultation with its legal counsel, that an Optionee has committed an act or acts constituting (i) a felony or other crime, whether a felony or a misdemeanor, involving moral turpitude, dishonesty or theft, (ii) dishonesty or disloyalty with respect to the Company, or (iii) fraud;

            (b) The determination by the Board of Directors in the exercise of its reasonable judgment, after consultation with its legal counsel, that an Optionee of the Company has committed a breach or violation of his or her employment agreement with the Company (if any), and fails to cure such breach or violation within the time specified in such employment agreement;

            (c) The determination by the Board of Directors, after consultation with its legal counsel, that an Optionee has engaged in gross misconduct in the course and scope of his employment or service with the Company including indecency, immorality, gross insubordination, dishonesty, unlawful harassment or discrimination, or use of illegal drugs; or

            (d) In the event an Optionee is prohibited from engaging in the business of banking by any governmental regulatory agency having jurisdiction over the Company.

      For the purpose of this Plan, no act, or failure to act, on the part of the Optionee shall be deemed "intentional" unless done, or omitted to be done, by the Optionee not in good faith and without reasonable belief that his action or omission was in the best interest of the Bank or the Company. Notwithstanding the foregoing, the Optionee shall not be deemed to have been terminated for "Cause" hereunder unless and until there shall have been delivered to the Optionee a copy of a resolution duly adopted by the affirmative vote of a majority of the Board of Directors then in office (with the Optionee abstaining if a member thereof) at a meeting of the Board of Directors called and held for such purpose (after at least ten (10) days notice to the Optionee and an opportunity for the Optionee, together with his counsel, to be heard before the Board of Directors), finding that in the good faith opinion of the Board of Directors the Optionee had committed an act set forth above and specifying the particulars thereof in detail. The number of votes needed to constitute a majority shall be determined based on the total number of

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members of the Board of Directors then serving, including any abstaining member.
Nothing herein shall limit the right of the Optionee or his beneficiary to contest the validity or propriety of any such determination.

      1.9.  "CHANGE IN CONTROL" shall mean:

            (a)   a dissolution or liquidation of the Company or the Bank;

            (b) a merger or consolidation (other than a merger effecting a re-incorporation of the Bank or the Company in another state or territory or any other merger or consolidation in which the shareholders of the surviving corporation and their proportionate interests therein immediately after the merger or consolidation are substantially identical to the shareholders of the Bank or the Company and their proportionate interests therein immediately prior to the merger or consolidation) in which the Bank or the Company is not the surviving corporation (or survives only as a subsidiary of another corporation in a transaction in which the shareholders of the parent of the Bank or the Company and their proportionate interests therein immediately after the transaction are not substantially identical to the shareholders of the Bank or the Company and their proportionate interests therein immediately prior to the transaction; provided, however, that the Board of Directors may at any time prior to such a merger or consolidation provide by resolution that there has been no Change in Control and that the foregoing provisions of this parenthetical shall not apply if a majority of the Board of Directors of such parent immediately after the transaction consists of individuals who constituted a majority of the Board of Directors immediately prior to the transaction); or

            (c) a transaction in which any person or entity (other than a shareholder of the Bank or the Company on the date of the Optionee's Agreement) becomes the owner of fifty percent (50%) or more of the total combined voting power of all classes of stock of the Bank or the Company (provided, however, that the Board of Directors may at any time prior to such transaction provide by resolution that there has been no Change in Control and that this PARAGRAPH 1.9(c) shall not apply if such acquiring person is a corporation and a majority of the Board of Directors of the acquiring corporation immediately after the transaction consists of individuals who constituted a majority of the Board of Directors immediately prior to the acquisition of such fifty percent (50%) or more total combined voting power).

      1.10. "CODE" shall mean the Puerto Rico Internal Revenue Code of 1994, as amended.

      1.11. "COMMITTEE" shall mean the committee appointed pursuant to PARAGRAPH 3 of the Plan by the Board of Directors to administer this Plan.

      1.12. "COMPANY" shall mean EuroBancshares, Inc., a corporation organized and existing under the laws of the Commonwealth of Puerto Rico and domiciled in Hato Rey, Puerto Rico.

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      1.13. "DIRECTOR(s)" shall mean one or more members of the Board of
Directors.

      1.14. "DISABILITY" shall mean a total and permanent disability as defined in the Company's long term disability plan, or if the Company has no long term disability plan in effect at the time of the Optionee's disability, the meaning provided in section 22(e)(3) of the Code. Notwithstanding the preceding sentence, for any Incentive Option, "Disability" shall have the meaning provided in section 22(e)(3) of the Code.

      1.15. "ELIGIBLE INDIVIDUALS" shall mean the directors and all the employees of the Company, the Bank, and their Affiliates. For purposes of this Plan, the term "employee" means an individual employed by the Company, the Bank, or their Affiliates whose income from the Company, the Bank, or their Affiliates is subject to Federal Insurance Contributions Act ("FICA") withholding. Notwithstanding the foregoing provisions of this PARAGRAPH 1,15, to ensure that the requirements of PARAGRAPH 4.1 are satisfied, the Board of Directors may from time to time specify individuals who shall not be eligible for the grant of Options or options, stock appreciation rights or allocations of stock under any plan of the Company (as such terms are used in subsection (d)(3) of Rule 16b-3 promulgated under the Act); provided, however, that the Board of Directors may at any time determine that any individual who has been so excluded from eligibility shall become eligible for grants of Options and grants of stock appreciation rights or options not subject to this Plan, or allocations of stock under any plans of the Company.

      1.16. "EXERCISE PRICE" shall mean the price per share of Stock as established pursuant to PARAGRAPH 6.2.

      1.17. "FAIR MARKET VALUE" shall mean:

            (a) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, the last reported sale price on such exchange on the last business day prior to the date in question;

            (b) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in SUBPARAGRAPH 1.17(a) and sales prices for such shares in the over-the-counter market are reported by the National Association of Securities Dealers, Incorporated Automated Quotations, Incorporated ("NASDAQ") National Market System at the date of determining the Fair Market Value, the last reported sale price so reported on the last business day prior to the date in question;

            (c) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in SUBPARAGRAPH 1.17(a) and sales prices for such shares are not reported by the NASDAQ National Market System as provided in SUBPARAGRAPH 1.17(b), and bid and asked prices therefor in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated or the OTC Bulletin Board) at the date of determining the Fair Market

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      Value, the average of the closing bid and asked prices on the last business day prior to the date in question; or

            (d) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in SUBPARAGRAPH 1.17(a) and sales prices or bid and asked prices for such shares are not reported by NASDAQ (or the National Quotation Bureau Incorporated or the OTC Bulletin Board) as provided in SUBPARAGRAPH 1.17(b) or SUBPARAGRAPH 1.17(c) at the date of determining the Fair Market Value, the value determined in good faith by the Board of Directors; provided, however, that with respect to Incentive Options, in no event shall the value be less than the book value per share determined according to the financial statements of the Company for the taxable year immediately prior to the date such Incentive Options are granted.

      1.18. "INCENTIVE OPTIONS" shall mean stock options that are intended to satisfy the requirements of section 1046 of the Code.

      1.19. "NONSTATUTORY OPTIONS" shall mean stock options that do not satisfy the requirements of section 1046 of the Code.

      1.20. "OPTIONEE" shall mean an Eligible Individual to whom an Option has been granted.

      1.21. "OPTIONS" shall mean either Incentive Options or Nonstatutory Options, or both.

      1.22. "PLAN" shall mean this EuroBancshares, Inc. Stock Option Plan.

      1.23. "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar or superseding statute or statutes.

      1.24. "STOCK" shall mean the Company's authorized common stock, $0.01 par value, together with any other securities that may be received upon the exercise of Options granted under the Plan.

PARAGRAPH 2. STOCK AND MAXIMUM NUMBER OF SHARES SUBJECT TO THE PLAN.

      2.1.  DESCRIPTION OF STOCK AND MAXIMUM SHARES ALLOCATED.

            (a) The Stock that may be issued upon the exercise of an Option may be either unissued or reacquired shares of Stock, as the Board of Directors may, in its sole and absolute discretion, from time to time, determine.

            (b) Subject to the adjustments provided in PARAGRAPH 6.6, the aggregate number of shares of Stock to be issued pursuant to the exercise of all Options granted under the Plan may equal but shall not exceed 677,850 shares.

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      2.2.  RESTORATION OF UNPURCHASED SHARES. If an Option granted under the
Plan expires or terminates for any reason during the term of this Plan and prior to the exercise of the Option in full, the shares of Stock subject to, but not issued under, such Option shall again be available for Options granted under the Plan after such shares become available again.

PARAGRAPH 3. ADMINISTRATION OF THE PLAN.

      3.1. COMMITTEE. The Plan shall be administered by the Committee. The Committee shall consist of not less than three (3) individuals; provided, however, that in the event a Committee is not appointed by the Board of Directors, then the Board of Directors shall be the Committee. In the event that the Stock is registered under section 12 of the Act, the Committee shall be constituted so that all members of the Committee are "outside directors" and the Plan, in all other applicable respects, and transactions related to the Plan, will qualify for the exemptions from section 16(b) of the Act provided by Rule 16b-3. "Outside director" shall mean a member of the Board of Directors who qualifies as an "outside director" under the regulations promulgated under section 162 of the Code and as a "non-employee director" under Rule 16b-3 promulgated under the Act.

      3.2. DURATION, REMOVAL, ETC. The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from the Committee or to add members to the Committee. Vacancies on the Committee, however caused, shall be filled by action of the Board of Directors.

      3.3. MEETINGS AND ACTIONS OF COMMITTEE. The Committee shall elect one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. All decisions and determinations of the Committee shall be made by the majority vote or decision of all of its members present at a meeting; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions of this Plan and with the bylaws of the Company as it may deem advisable.

      3.4. COMMITTEE'S POWERS. Subject to the express provisions of this Plan, the Committee shall have the authority, in its sole and absolute discretion: (a) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (b) to determine the terms and provisions of the respective Agreements (which need not be identical), including provisions defining or otherwise relating to: (i) subject to PARAGRAPH 6, the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued upon exercise of Options is restricted, (iii) the effect of termination of employment upon the exercisability of the Options, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations under the Code); (c) to accelerate the time of exercisability of any Option that has been granted; (d) to construe the terms of any Agreement and the Plan; and (e) to make all other determinations and perform all other acts necessary or advisable for administering the Plan, including the delegation of such ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect or

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supply any omission or reconcile any inconsistency in the Plan or in any
Agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Committee shall have full discretion to make all determinations on the matters referred to in this PARAGRAPH and such determinations shall be final, binding and conclusive.

PARAGRAPH 4. ELIGIBILITY AND PARTICIPATION.

      4.1. ELIGIBLE INDIVIDUALS. Options may be granted under the Plan only to persons who are Eligible Individuals at the time of grant.

      4.2. NO RIGHT TO OPTION. The adoption of the Plan shall not be deemed to give any person a right to be granted an Option.

PARAGRAPH 5. GRANT OF OPTIONS AND CERTAIN TERMS OF THE AGREEMENTS.

      5.1. AWARD CRITERIA. Subject to the express provisions of this PARAGRAPH, the Committee shall, in its sole discretion, determine which Eligible Individuals shall be granted Options under the Plan. In making grants, the Committee shall take into consideration the level of responsibility within the organization and the contribution the potential Optionee has made or may make to the success of the Company and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares subject to each of such Options and shall authorize and cause the Company to grant Options in accordance with such determinations.

      5.2. GRANT. The date on which the Committee completes all action constituting an offer of an Option to an individual, including the specification of the Exercise Price and the number of shares of Stock to be subject to the Option, shall be the date on which the Option covered by an Agreement is granted, even though certain terms of the Agreement may not be at such time determined and even though the Agreement may not be executed until a later time. For purposes of the preceding sentence, an offer shall be deemed made if the Committee has completed all such action except communication of the grant of the Option to the potential Optionee. In no event, however, shall an Optionee gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Option and the actual execution of the Agreement by the Company and the Optionee.

      Each Option granted under the Plan shall be evidenced by an Agreement, executed by the Company and the Optionee to whom the Option is granted, incorporating such terms as the Committee shall deem necessary or desirable. More than one Option may be granted to the same Eligible Individual and be outstanding concurrently. In the event an Eligible Individual is granted both one or more Incentive Options and one or more Nonstatutory Options, such grants shall be evidenced by separate Agreements, one for each of the Incentive Option grants and one for each of the Nonstatutory Option grants.

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      5.3.  TRANSFERABILITY RESTRICTIONS. Each Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Option granted under the Plan and for such restrictions on the transferability of shares of the Stock acquired pursuant to an Option as the Committee, in its sole and absolute discretion, shall deem proper or advisable. Such conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Optionee render substantial services to the Company for a specified period of time. Such restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Company and shareholders of the Company other than an Optionee who is a party to the particular Agreement or a subsequent person who is bound by such Agreement.

PARAGRAPH 6. TERMS AND CONDITIONS OF OPTIONS.

      All Options granted under the Plan shall comply with, be deemed to include, and shall be subject to the following terms and conditions:

      6.1. NUMBER OF SHARES. Each Agreement shall state the number of shares of Stock to which it relates.

      6.2. EXERCISE PRICE. Each Agreement shall state the Exercise Price per share of Stock.

            (a) Nonstatutory Options: The Exercise Price per share of Stock subject to a Nonstatutory Option shall be determined by the Committee upon the granting of the Nonstatutory Option.

            (b) Incentive Options: Except as provided in PARAGRAPH 4.1, the Exercise Price per share of Stock subject to any Incentive Option under this Plan shall not be less than the greater of: (i) the par value per share of the Stock; or (ii) one hundred percent (100%) of the Fair Market Value per share of the Stock on the date of the grant of the Incentive Option.

      6.3.  MEDIUM AND TIME OF PAYMENT, METHOD OF EXERCISE, AND WITHHOLDING
TAXES.

            (a) The Exercise Price of an Option shall be payable upon the exercise of the Option in cash or cash equivalent funds.

            (b) Exercise of an Option shall not be effective until the Company has received written notice of exercise. Such notice must specify the number of whole shares to be purchased and be accompanied by payment in full of the aggregate Exercise Price of the number of shares purchased in cash (as set forth above). The Company shall not in any case be required to sell, issue, or deliver a fractional share of Stock with respect to any Option.

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            (c)   The Committee may, in its discretion, require an Optionee to pay to the Company at the time of exercise of an Option (or portion of an Option) the amount that the Company deems necessary to satisfy its obligation to withhold federal, state, local or Puerto Rico income or other taxes incurred by reason of the exercise. If the exercise of an Option does not give rise to an obligation to withhold federal income or other taxes on the date of exercise, the Company may, in its discretion, require an Optionee to place shares of Stock purchased under the Option in escrow for the benefit of the Company until such time as federal income or other tax withholding is no longer required with respect to such shares or until such withholding is required on amounts included in the gross income of the Optionee as a result of the exercise of an Option or the disposition of shares of Stock acquired pursuant to the exercise. At such later time, the Company, in its discretion, may require an Optionee to pay to the Company the amount that the Company deems necessary to satisfy its obligation to withhold federal, state, local or Puerto Rico income or other taxes incurred by reason of the exercise of the Option or the disposition of shares of Stock. Upon receipt of such payment by the Company, such shares of Stock shall be released from escrow to the Optionee.

      6.4.  TERM, TIME OF EXERCISE AND TRANSFERABILITY OF OPTIONS.

            (a) In addition to such other terms and conditions as may be included in a particular Agreement granting an Option, an Option shall be exercisable during an Optionee's lifetime only by the Optionee or by the Optionee's guardian or legal representative. An Option shall not be transferrable. Notwithstanding any other provision of this Plan, no Option shall be exercisable after the expiration of five (5) years from the date it is granted.

            (b) The provisions of this PARAGRAPH 6.4(b) shall apply to the extent an Optionee's Agreement does not expressly provide otherwise. If an Optionee ceases to be an Eligible Individual for any reason (other than death or Disability), any Option exercisable in whole or in part by Optionee at the time the Optionee ceases to be an Eligible Individual shall remain exercisable for a period of ninety (90) day thereafter and as set forth in the Optionee's Agreement after such period the Option shall terminate and cease to be exercisable; and provided, further, that if an Optionee ceases to be an Eligible Individual by reason of death or Disability, the Optionee or the Optionee's Beneficiary shall have the right for twelve (12) months after the date of death or Disability to exercise an Option to the extent such Option is otherwise exercisable on such date. At the end of such twelve (12) month period, the Option shall terminate and cease to be exercisable. Except as provided herein, the portion of the Option that is not exercisable on the date the Optionee ceases to be an Eligible Individual shall terminate and be forfeited to the Company on the date of such cessation.

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            (c)   Notwithstanding anything in this Agreement to the contrary, in the event an Optionee ceases to be an Eligible Individual because such Optionee is terminated or removed for Cause by the Company, the Option shall terminate immediately and any unexpired Options shall be forfeited.

            (d) With respect to an Option, the Committee may, in its sole discretion, determine that any Optionee who is on leave of absence for any reason will be considered to still be in the employ of the Company, as applicable, for any or all purposes of the Plan and the Agreement of such Optionee.

            (e) The Committee shall have the authority to prescribe in any Agreement that the Option evidenced by such Agreement may be exercised in full or in part as to any number of shares subject to the Option at any time or from time to time during the term of the Option, or in such installments at such times during said term as the Committee may prescribe. Unless otherwise provided in any Agreement, an Option may be exercised at any time or from time to time during the term of the Option. Such exercise may be as to any or all whole (but no fractional) shares that have become purchasable under the Option.

            (f) Within a reasonable time (or such time as may be permitted by law) after the Company receives written notice that the Optionee has elected to exercise all or a portion of an Option, such notice to be accompanied by payment in full of the aggregate Exercise Price of the Option of the number of shares of Stock purchased, the Company shall issue and deliver a certificate representing the shares acquired in consequence of the exercise and any other amounts payable in consequence of such exercise. In the event that an Optionee exercises both an Incentive Option, or portion of one, and a Nonstatutory Option, or a portion of one, separate Stock certificates shall be issued, one for the Stock subject to the Incentive Option and one for the Stock subject to the Nonstatutory Option. The number of the shares of Stock transferrable due to an exercise of an Option under this Plan shall not be increased due to the passage of time, except as may be provided in an Agreement; provided, however, that the number of such shares of Stock which are transferrable may increase due to the occurrence of certain events which are fully described in PARAGRAPH 6.6.

            (g) Nothing in the Plan or in any Option granted under the Plan shall require the Company to issue any shares upon exercise of any Option if such issuance would, in the reasonable judgment of the Committee based upon the advice of counsel for the Company, constitute a violation of the Securities Act, or any other applicable statute or regulation, as then in effect. At the time of any exercise of an Option, the Company may, as a condition precedent to the exercise of such Option, require from the Optionee (or in the event of his death, his Beneficiary, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning his intentions with regard to the retention or disposition of the shares being acquired by exercise of such Option and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by such Optionee (or in the event of his death, his Beneficiary, his legal

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      representatives, heirs, legatees, or distributees), will not involve a violation of the Securities Act or any other applicable state or federal statute or regulation, as then in effect. Certificates for shares of Stock, when issued, may have the following or similar legend, or statements of other applicable restrictions, endorsed on them, and may not be immediately transferable:

            THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE HAVE BEEN ISSUED TO THE REGISTERED OWNER IN RELIANCE UPON WRITTEN REPRESENTATIONS THAT THESE SHARES HAVE BEEN PURCHASED FOR INVESTMENT. THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION. WITHOUT SUCH REGISTRATION, THESE SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF UNLESS, IN THE OPINION OF EUROBANCSHARES, INC. AND ITS LEGAL COUNSEL, SUCH SALE, TRANSFER, ASSIGNMENT OR DISPOSITION WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, APPLICABLE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION, AND ANY APPLICABLE STATE SECURITIES LAWS.

            (h) In the event that the capital of the Company falls below the minimum requirements as determined by the Company's primary federal regulator, such regulator may direct the Company to require Optionees to exercise or forfeit any Options granted pursuant to the Plan.

      6.5. LIMITATION ON AGGREGATE VALUE OF SHARES THAT MAY BECOME FIRST EXERCISABLE DURING ANY CALENDAR YEAR UNDER AN INCENTIVE OPTION. Except as is otherwise provided in PARAGRAPH 6.6, with respect to any Incentive Option granted under this Plan, the sum of (a) and (b) below may not (with respect to any Optionee) exceed $100,000, with such Fair Market Value to be determined as of the date the Incentive Option or such other incentive stock option is granted, where:

            (a) is the aggregate Fair Market Value of shares of Stock subject to such Incentive Option that first become purchasable in a calendar year under such Incentive Option; and

            (b) is the aggregate Fair Market Value of shares of Stock or stock of any Affiliate (or a predecessor of the Company or an Affiliate) subject to the Incentive Option or any other incentive stock option (within the meaning of section 1046 of the Code) of the Company or its Affiliates that first become purchasable in a calendar year under such Incentive Option.

      6.6. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER, ETC. AND CHANGE IN CONTROL.

            (a) Notwithstanding any other provision in the Plan to the contrary, in the event of any change in the number of outstanding shares of Stock:

                  (i) effected without receipt of consideration by the Company by reason of a stock dividend, stock split, combination, exchange of shares, merger, consolidation, reorganization or other recapitalization, in which the Company is the surviving corporation; or

                  (ii) by reason of a spin-off of a part of the Company into a separate entity, or assumptions and conversions of outstanding grants due to an acquisition by the Company of a separate entity,

      (1) the aggregate number and class of the reserved shares, (2) the number and class of shares subject to each outstanding Option, and (3) the Exercise Price of each outstanding Option shall be adjusted automatically to accurately and equitably reflect the effect of such change; provided, however, that any or all such adjustments shall not occur with respect to an Incentive Option, unless:

            (A) the excess of the aggregate Fair Market Value of the shares subject to the Incentive Option immediately after any such adjustment over the aggregate Exercise Price of such shares is not more than the excess of the aggregate Fair Market Value of all shares subject to the Incentive Option immediately before such adjustment over the aggregate Exercise Price of all such shares subject to the Incentive Option; and

            (B) the new or adjusted Incentive Option does not give the Optionee additional benefits which such Optionee did not have under the old Incentive Option (collectively these SUBPARAGRAPHS (A) AND (B) are the "Restrictions").

      In the event of a dispute concerning such adjustment, the Committee has full discretion to determine the resolution of the dispute. Such determination shall be final, binding and conclusive. The number of reserved shares or the number of shares subject to any outstanding Option shall be reduced automatically to the extent necessary to eliminate any fractional shares.

            (b) The following provisions of this PARAGRAPH 6.6(b) shall apply unless an Optionee's Agreement provides otherwise. In the event of a Change in Control, all Options shall become fully vested and exercisable and the Board of Directors shall have the right, in its sole discretion, as of the effective date of such Change in Control transaction, if (and only if) such Options have not at that time expired or been terminated, to change the number and kind of shares of Stock (including substitution of shares of another corporation) and Exercise Price in the manner it deems appropriate; provided, however, that in no event may any change be made under this PARAGRAPH 6.6(b) to an Incentive Option which would constitute a violation of the Restrictions.

      6.7. RIGHTS AS A SHAREHOLDER. An Optionee shall have no right as a shareholder with respect to any shares covered by his Option until a certificate representing such shares is issued to him. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in PARAGRAPH 6.6.

      6.8. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions of, and within the limitations of, the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan or accept the surrender of Options outstanding under the Plan (to the extent not previously exercised) and authorize the granting of substitute Options (to the extent not previously exercised). Except as provided in PARAGRAPH 6.6, no modification of an Option granted under the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted under the Plan to such Optionee under the Plan, except as may be necessary, with respect to Incentive Options, to satisfy the requirements of section 1046 of the Code.

      6.9. FURNISH INFORMATION. Each Optionee shall furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable statute or regulation.

      6.10. OBLIGATION TO EXERCISE: TERMINATION OF EMPLOYMENT. The granting of an Option under the Plan shall impose no obligation upon the Optionee to exercise it or any part of it. In the event of an Optionee's termination of employment with the Company, the unexercised portion of an Option granted under the Plan shall terminate in accordance with PARAGRAPH 6.4.

      6.11. AGREEMENT PROVISIONS. The Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee shall deem advisable.

      Each Agreement shall identify the Option it evidences as an Incentive Option or a Nonstatutory Option, as the case may be, and no Agreement shall cover both an Incentive Option and a Nonstatutory Option. Each Agreement relating to an Incentive Option granted under this Plan shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Agreement relates to constitute an incentive stock option, as defined in section 1046 of the Code.

PARAGRAPH 7. REMEDIES AND SPECIFIC PERFORMANCE.

      7.1. REMEDIES. The Company shall be entitled to recover from an Optionee reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Agreement, whether by an action to enforce specific performance, or an action for damages for its breach or otherwise.

      7.2. SPECIFIC PERFORMANCE. The Company shall be entitled to enforce the terms and provisions of this Paragraph, including the remedy of specific performance, in Hato Rey, Puerto Rico.

PARAGRAPH 8. DURATION OF PLAN.

      The Plan is effective on the Adoption Date. Options may not be granted under the Plan more than ten (10) years after the Adoption Date.

PARAGRAPH 9. AMENDMENT AND TERMINATION OF PLAN.

      The Board of Directors may at any time terminate or from time to time amend or suspend the Plan; provided, however, that no such amendment shall, without approval of the shareholders of the Company, except as provided in PARAGRAPH 6, (a) increase the aggregate number of shares of Stock as to which Options may be granted under the Plan; (b) increase the maximum period during which Options may be exercised; or (c) extend the effective period of the Plan. No Option may be granted during any suspension of the Plan or after the Plan has been terminated, and no amendment, suspension or termination shall, without an Optionee's consent, alter or impair, other than as provided in the Plan and the Optionee's Agreement, any of the rights or obligations under any Option previously granted to such Optionee under the Plan.

PARAGRAPH 10. GENERAL.

      10.1. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options shall be used for general corporate purposes.

      10.2. RIGHT OF THE COMPANY TO TERMINATE EMPLOYMENT. Nothing contained in the Plan, or in any Agreement, shall confer upon any Optionee the right to continue in the employ of the Company, or interfere in any way with the rights of the Company to terminate his employment any time.

      10.3. LIABILITY OF THE COMPANY. Neither the Company, its Directors, officers or employees nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Option granted under it, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, etc. to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect. In addition, neither the Company, its Directors, officers or employees shall be liable to any Optionee or other person if it is determined for any reason by the Puerto Rico Department of the Treasury (or any court having jurisdiction) that any Incentive Options granted hereunder do not qualify for tax treatment as incentive stock options under section 1046 of the Code.

      10.4. INFORMATION CONFIDENTIAL. As partial consideration for the granting of each Option under the Plan, the Agreement may, in the Committee's sole and absolute discretion, provide that the Optionee shall agree with the Company that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Optionee's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration such breach, in determining whether to recommend the grant of any future Option to such Optionee, as a factor militating against the advisability of granting any such future Option to such individual.

      10.5. OTHER BENEFITS. Participation in the Plan shall not preclude the Optionee from eligibility in any other stock option plan of the Company or any old age benefit, insurance, pension, profit sharing, retirement, bonus, or other extra compensation plans which the Company has adopted, or may, at any time, adopt for the benefit of its employees.

      10.6. EXECUTION OF RECEIPTS AND RELEASES. Any payment of cash or any issuance or transfer of shares of Stock to the Optionee, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions of the Plan, shall, to the extent thereof, be in full satisfaction of all claims of such persons under the Plan. The Committee may require any Optionee, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt for such payment in such form as it shall determine.

      10.7. NO GUARANTEE OF INTERESTS. Neither the Committee nor the Company guarantees the Stock from loss or depreciation.

      10.8. PAYMENT OF EXPENSES. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, the Company may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company to enforce its rights under the Plan.

      10.9. COMPANY RECORDS. Records of the Company regarding the Optionee's period of employment, termination of employment and the reason for such termination, leaves of absence, re-employment, and other matters shall be conclusive for all purposes under the Plan, unless determined by the Committee to be incorrect.

      10.10. INFORMATION. The Company shall, upon request or as may be specifically required under the Plan, furnish or cause to be furnished all of the information or documentation that is necessary or required by the Committee to perform its duties and functions under the Plan.

      10.11. COMPANY ACTION. Any action required of the Company relating to the Plan shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

      10.12. SEVERABILITY. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but such provision shall be fully severable, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included in the Plan.

      10.13. NOTICES. Whenever any notice is required or permitted under the Plan or any Agreement, such notice must be in writing and personally delivered, telecopied (if confirmed), or sent by mail or by a nationally recognized courier service. Any notice required or permitted to be delivered under this Plan or any Agreement shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has previously specified by written notice delivered in accordance with this PARAGRAPH 10.13 or, if by courier, twenty-four (24) hours after it is sent, addressed as described in this PARAGRAPH 10.13. The Company or an Optionee may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance with the Plan, the Company and each Optionee shall specify as its and his address for receiving notices the address set forth in the Agreement pertaining to the shares to which such notice relates.

      10.14. WAIVER OF NOTICE. Any person entitled to notice under the Plan may waive such notice.

      10.15. SUCCESSORS. The Plan shall be binding upon the Optionee, his legal representatives, heirs, legatees, distributees, and transferees (if applicable) and upon the Company, its successors, and assigns, and upon the Committee, and its successors.

      10.16. HEADINGS. The titles and headings of Paragraphs are included for convenience of reference only and are not to be considered in construction of the Plan's provisions.

      10.17. GOVERNING LAW. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the Commonwealth of Puerto Rico except to the extent Puerto Rico law is preempted by federal law. Questions arising with respect to the provisions of an Agreement that are matters of contract law shall be governed by the laws of the state or territory specified in the Agreement, except to the extent preempted by federal law and except to the extent that Puerto Rico corporate law conflicts with the contract law of such state or territory, in which event Puerto Rico corporate law shall govern. The obligation of the Company to sell and deliver Stock under the Plan is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

      10.18. WORD USAGE. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

PARAGRAPH 11. APPROVAL OF SHAREHOLDERS FOR INCENTIVE OPTIONS.

      The Plan shall take effect on the Adoption Date.

      If this Plan is not approved by the holders of a majority of the votes entitled to be voted at a meeting of holders of outstanding shares of equity securities of the Company no later than one year from the Adoption Date, the portion of the Plan relating to Incentive Options shall be severed pursuant to PARAGRAPH 10.12 and the Incentive Options granted under the Plan (if any) shall be deemed to be Nonstatutory Options unless the Agreement to which the Options relate provides otherwise.

                            [SIGNATURE PAGE FOLLOWS]

           [SIGNATURE PAGE TO EUROBANCSHARES, INC. STOCK OPTION PLAN]

      IN WITNESS WHEREOF, EuroBancshares, Inc., acting by and through its duly authorized officer, has executed this Plan on this the 22nd day of May, 2002.

                                    EUROBANCSHARES, INC.

                                    By: /s/ Rafael Arrillaga Torrens, Jr.
                                       ----------------------------------------
                                       Rafael Arrillaga Torrens, Jr., President